                                                                    EXHIBIT 99.2


                           LAMAR ADVERTISING COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



         The following sets forth unaudited pro forma condensed consolidated financial information for Lamar Advertising Company ("Lamar"). The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 gives effect to the acquisition of Outdoor Communications, Inc. (as filed in Lamar's 8K/A filed June 8, 1999) and the acquisition by Lamar (the "Stock Purchase") of Chancellor Outdoor as if the transactions had occurred on January 1, 1998. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 1999 gives effect to the acquisition of Chancellor Outdoor as if the transaction had occurred at the beginning of the period. The unaudited pro forma condensed consolidated balance sheet as of June 30, 1999 gives effect to the acquisition of Chancellor Outdoor as if the transaction had occurred on June 30, 1999.

         For purposes of the pro forma financial information (i) the pro forma statement of operations of the Company for the year ended December 31, 1998 (as adjusted for the OCI acquisition) has been combined with the statement of operations of Chancellor Outdoor for the period July 22, 1998 (inception) to December 31, 1998, the statement of operations of Martin Media L.P. ("Martin Media") for the seven months ended July 31, 1998, the statement of operations of Martin & Macfarlane, Inc. for the seven months ended July 31, 1998 and the statement of income of the Outdoor Division of Whiteco Industries ("Whiteco") the eleven months ended November 30, 1998 (ii) the statement of operations of the Company for the six month period ended June 30, 1999 has been combined with the statement of operations of Chancellor Outdoor for the same period and (iii) the balance sheet of the Company as of June 30, 1999 has been combined with the balance sheet of Chancellor Outdoor as of June 30, 1999.

         The unaudited pro forma condensed consolidated financial statements give effect to the acquisitions under the purchase method of accounting. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that management of the Company believes reasonable under the circumstances.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management. The unaudited pro forma data are not designed to represent and do not represent what the Company's results of operations or financial position would have been had the aforementioned acquisition been completed on or as of the dates assumed, and are not intended to project the Company's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited and unaudited consolidated financial statements and notes of the Company, Chancellor Outdoor, Martin Media, Martin & Macfarlane, Inc., Whiteco and Outdoor Communications, Inc., included in the Current Report on Form 8-K filed by Lamar Advertising Company on July 7, 1999.



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




                           LAMAR ADVERTISING COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                   PRO FORMA
                                                     LAMAR            CHANCELLOR           MARTIN              MARTIN &
                                                    ADJUSTED           OUTDOOR              MEDIA             MACFARLANE
                                                  FOR OCI THE       JULY 22, 1998 TO    JAN 1, 1998 TO      JAN 1, 1998 TO
                                                  ACQUISITION       DECEMBER 31, 1998   JULY 31, 1998        JULY 31, 1998
                                                ----------------    ----------------    ----------------    ----------------
Revenues, net                                   $        332,754              47,605              29,655              16,576
                                                ----------------    ----------------    ----------------    ----------------

Direct advertising expenses                              108,781              23,505              14,364              10,526
General and administrative expenses                       69,662               1,981               6,450               4,193
Depreciation and amortization                            112,805              25,990              11,223               3,471
                                                ----------------    ----------------    ----------------    ----------------
                                                         291,248              51,476              32,037              18,190
                                                ----------------    ----------------    ----------------    ----------------
Operating income                                          41,506              (3,871)             (2,382)             (1,614)
                                                ----------------    ----------------    ----------------    ----------------
Other expense (income):
Interest income                                             (762)                 --                 (20)                 --
Interest expense                                          80,581                 105               8,527               2,244
Loss (gain) on disposition of assets                        (729)                 --                  --                (465)
Other expenses (income)                                      314                (156)               (473)               (537)
                                                ----------------    ----------------    ----------------    ----------------
                                                          79,404                 (51)              8,034               1,242
                                                ----------------    ----------------    ----------------    ----------------

Income (Loss) before income taxes                        (37,898)             (3,820)            (10,416)             (2,856)

Income tax expense (benefit)                              (6,368)                345                  --                  10
                                                ----------------    ----------------    ----------------    ----------------
Net Income (loss)                                        (31,530)             (4,165)            (10,416)             (2,866)
                                                                    ================    ================    ================
Preferred stock dividends                                    365
                                                ----------------
Net loss applicable to common stock             $        (31,895)
                                                ================


Net loss per common share                       $          (0.62)
                                                ================

Weighted average number of shares outstanding         51,361,522
                                                ================
                                                                       COMBINED
                                                    WHITECO           CHANCELLOR
                                                 JAN 1, 1998 TO         OUTDOOR           ACQUISITION             PRO FORMA
                                                  NOV 30, 1998         12/31/98           ADJUSTMENTS              COMBINED
                                                ----------------    ----------------    ----------------       ----------------
Revenues, net                                            119,630             213,466              (9,656)(6)            536,564
                                                ----------------    ----------------    ----------------       ----------------
Direct advertising expenses                               43,665              92,060              (4,865)(6)            195,976
General and administrative expenses                       26,296              38,920              (2,734)(1)            105,848
Depreciation and amortization                             10,342              51,026              97,179 (2)            261,010
                                                ----------------    ----------------    ----------------       ----------------
                                                          80,303             182,006              89,580                562,834
                                                ----------------    ----------------    ----------------       ----------------
Operating income                                          39,327              31,460             (99,236)               (26,270)
                                                ----------------    ----------------    ----------------       ----------------
Other expense (income):
Interest income                                             (134)               (154)                154 (3)               (762)
Interest expense                                              35              10,911              40,032 (4)            131,524
Loss (gain) on disposition of assets                      (1,418)             (1,883)                 --                 (2,612)
Other expenses                                                --              (1,166)                 --                   (852)
                                                ----------------    ----------------    ----------------       ----------------
                                                          (1,517)              7,708              40,186                127,298
                                                ----------------    ----------------    ----------------       ----------------

Income (Loss) before income taxes                         40,844              23,752            (139,422)              (153,568)

Income tax expense (benefit)                                  --                 355             (42,698)(5)            (48,711)
                                                ----------------    ----------------    ----------------       ----------------
Net income (loss)                                         40,844              23,397             (96,724)              (104,857)
                                                ================    ================    ================
Preferred stock dividends                                                                                                   365
                                                                                                               ----------------
Net loss applicable to common stock                                                                            $       (105,222)
                                                                                                               ================


Net loss per common share                                                                                      $          (1.36)
                                                                                                               ================

Weighted average number of shares outstanding                                                 26,227,273             77,588,795
                                                                                        ================       ================



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

                           LAMAR ADVERTISING COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                      CHANCELLOR          ACQUISITION             PRO FORMA
                                                     LAMAR              OUTDOOR           ADJUSTMENTS              COMBINED
                                                ----------------    ----------------    ----------------       ----------------

Revenues, net                                   $        183,575             110,889              (4,052)(6)            290,412
                                                ----------------    ----------------    ----------------       ----------------

Direct advertising expenses                               60,245              58,734              (2,076)(6)            116,903
General and administrative expenses                       40,853               5,884                  --                 46,737
Depreciation and amortization                             64,213              63,527              10,575 (2)            138,315
                                                ----------------    ----------------    ----------------       ----------------
                                                         165,311             128,145               8,499                301,955
                                                ----------------    ----------------    ----------------       ----------------
Operating income                                          18,264             (17,256)            (12,551)               (11,543)
                                                ----------------    ----------------    ----------------       ----------------
Other expense (income):
Interest income                                             (955)                 --                  --                   (955)
Interest expense                                          36,379                 126              25,136(4)              61,641
Gain on disposition of assets                               (477)                 --                  --                   (477)
Other expenses                                                --                  69                  --                     69
                                                ----------------    ----------------    ----------------       ----------------
                                                          34,947                 195              25,136                 60,278
                                                ----------------    ----------------    ----------------       ----------------

Loss before income taxes                                 (16,683)            (17,451)            (37,687)               (71,821)

Income tax expense (benefit)                              (1,766)             (4,823)            (15,297)(5)            (21,886)
                                                ----------------    ----------------    ----------------       ----------------
Loss before cumulative effect of a change in             (14,917)            (12,628)            (22,390)               (49,935)
  accounting principle                          ================    ================    ================       ================


Loss before cumulative effect of a change in
  accounting principle per common share         $          (0.25)                                              $          (0.57)
                                                ================                                               ================

Weighted average number of shares outstanding         61,185,610                              26,227,273             87,412,883
                                                ================                        ================       ================


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



                            LAMAR ADVERTISING COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                             (DOLLARS IN THOUSANDS)


                                                                CHANCELLOR      PROFORMA           PRO FORMA
                                                   LAMAR         OUTDOOR      ADJUSTMENTS           COMBINED
                                                ------------   ------------   ------------        ------------


Cash                                            $      4,249            726         (3,714)(7)           1,261
Net receivables                                       46,593         33,795             --              80,388
Other current assets                                  15,648         23,327         (2,711)(8)          36,264
                                                ------------   ------------   ------------        ------------
  Total current assets                                66,490         57,848         (6,425)            117,913
                                                ------------   ------------   ------------        ------------


Property, plant and equipment, net                   546,128      1,173,743       (527,818)(9)       1,192,053
                                                ------------   ------------   ------------        ------------


Intangibles                                          781,217        495,571        582,140 (10)      1,858,928
Other assets                                          17,099            134             --              17,233
                                                ------------   ------------   ------------        ------------
   Total assets                                 $  1,410,934      1,727,296         47,897           3,186,127
                                                ============   ============   ============        ============





Current maturities of long-term debt                   4,078            645             --               4,723
Other current liabilities                             38,456         13,828          5,500 (11)         57,784
                                                ------------   ------------   ------------        ------------
                                                      42,534         14,473          5,500              62,507
                                                ------------   ------------   ------------        ------------

Long-term debt                                       885,306          1,753        700,000 (12)      1,587,059
Deferred income                                        1,283             --             --               1,283
Other liabilities                                      4,833             --             --               4,833
Deferred tax liability                                21,848         93,526         12,949 (13)        128,323
                                                ------------   ------------   ------------        ------------
   Total Liabilities                                 955,804        109,752        718,449           1,784,005
                                                ------------   ------------   ------------        ------------

Stockholders' equity                                 455,130      1,617,544       (670,552)(14)      1,402,122

                                                ------------   ------------   ------------        ------------
   Total liabilities and stockholders' equity   $  1,410,934      1,727,296         47,897           3,186,127
                                                ============   ============   ============        ============




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

       For purposes of determining the pro forma effect of the Chancellor Outdoor acquisition on the Company's Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999, the following adjustments have been made:


                                                                                       12/31/98                     06/30/99
                                                                                      ---------                    ---------
        (1)   To eliminate expenses in Chancellor Outdoor's combined financial statement related to management fees that would not have existed had the transaction taken place at the beginning of the year

              General and administrative expenses                                        (2,734)                          --
                                                                                      =========                    =========



        (2)   To record incremental amortization and depreciation due to the application of purchase accounting. Depreciation and amortization are calculated using accelerated and straight line methods over
              the estimated useful lives of the assets generally from 5-15 years.        97,179                       10,575
                                                                                      =========                    =========


        (3)   To eliminate historical interest income that would not have
              existed had the Stock Purchase taken place on January 1, 1998                 154                           --
                                                                                      =========                    =========


        (4) To eliminate historical interest expense in Chancellor Outdoor's combined financial statements and record interest expense related to the debt acquired and incurred in the acquisition. (A difference of .125% in the rate of interest would have changed income by $875 and $434 for the year ended December 31, 1998 and six months ended
              June 30, 1999, respectively.)

              Historical interest expense                                               (10,911)                        (126)
              Interest expense on debt acquired and incurred in the Stock Purchase       50,943                       25,262
                                                                                      ---------                    ---------
                                                                                         40,032                       25,136
                                                                                      =========                    =========


        (5)   To record the tax effect on pro forma statements for the
              Stock Purchase                                                            (42,698)                     (15,297)
                                                                                      =========                    =========

        (6) To record the effect on net revenues and direct expenses of the Chancellor Outdoor divestiture required by the Department of Justice in May 1999 and the divestiture required by the Department of Justice as a condition of this Stock Purchase

              Net revenues                                                               (9,656)                      (4,052)
                                                                                      =========                    =========

              Direct advertising expenses                                                (4,865)                      (2,076)
                                                                                      =========                    =========




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


       The terms of the Stock Purchase Agreement include the issuance of 26,227,273 Class A Common Stock at an average stock price of $36.11 per share and $704 million in cash for a total purchase price of $1,650,706. The acquisition will be accounted for under the purchase method of accounting. The following is a summary of the preliminary allocation of the purchase price of the acquisition:


              Current assets                                   $  55,137
              Property, plant and equipment                      645,925
              Goodwill                                           287,051
              Other intangibles                                  790,660
              Other assets                                           134
              Current liabilities                                (19,973)
              Long-term liabilities                             (108,228)
                                                               ---------
                                                               1,650,706
                                                               =========

       For purposes of determining the pro forma effect of the Chancellor Outdoor acquisition on the Company's unaudited Condensed Consolidated Balance Sheet as of June 30, 1999, the following adjustments have been made:




                                                                                       Pro Forma
                                                                                       Adjustments
                                                                                       -----------
         (7)  Cash

              To record the net effect on cash as a result of the Stock
              Purchase and related divestures.                                              (3,714)
                                                                                       ===========

         (8)  Other current assets


              To eliminate historical deferred tax assets not acquired in the
              Stock Purchase.                                                               (2,711)
                                                                                       ===========

         (9)  Property, Plant and Equipment, net:

              To record the decrease in property, plant and equipment
              from the allocation of the purchase price for the Stock Purchase.           (527,818)
                                                                                       ===========

        (10)  Intangibles:

              To record the increase in intangibles resulting from the
              allocation of the purchase price of the Stock Purchase.                      582,140
                                                                                       ===========


         (11) Other current liabilities:

              To record the accrual of transition costs and  other liabilities
              assumed in the Stock Purchase.                                                 5,500
                                                                                       ===========



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




         (12) Long-term debt:

              To record the increase in debt related to financing the Stock Purchase

              Borrowings under the Credit Facility                                         700,000
                                                                                       ===========

         (13) Deferred Tax Liability:

              To record the increase in  the deferred tax liability
              created as a result of the application of purchase
              accounting.                                                                   12,949
                                                                                       ===========

         (14) Stockholders' Equity

              To eliminate Chancellor Outdoor's historical stockholders' equity
              as a result of the Stock Purchase                                         (1,617,544)

              To record the issuance of Class A Common Stock as a result of the
              acquisition.                                                                 946,992
                                                                                       -----------
                                                                                          (670,552)
                                                                                       ===========


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